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                                                                   EXHIBIT 10.12

                                                               EXECUTION VERSION

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of January 28, 2004 by and among Thermadyne Holdings Corporation, a Delaware corporation ("Holdings"), the subsidiaries of Holdings listed as signatories hereto (together with Holdings, the "Employers"), and Paul D. Melnuk ("Employee").

                                    RECITALS

     Employers wish to employ Employee and Employee wishes to be employed by Employers on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, for and in consideration of the foregoing recital, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employers and Employee do hereby covenant and agree as follows:

SECTION 1.     BASIC EMPLOYMENT PROVISIONS

     (a) EMPLOYMENT AND TERM. Employers hereby employ Employee (hereinafter referred to as the "EMPLOYMENT") as President and Chief Executive Officer of Holdings and Employee agrees to be employed by Employers in such capacity, all on the terms and conditions set forth herein. The Employment shall be for a period (the "EMPLOYMENT PERIOD") that will (i) commence on January 28, 2004 (the "EFFECTIVE DATE") and continue for at least two years thereafter (unless earlier terminated as provided herein) and (ii) renew on the second anniversary of the Effective Date and each anniversary of the Effective Date thereafter for a one-year period, on the same terms and conditions contained herein (unless earlier terminated as provided herein or Employee is timely provided a notice of nonrenewal as provided herein), such that the Employment Period shall extend for a period of one year from the date of each such extension. The Employers must provide Employee with written notice not less than 90 days in advance of the applicable anniversary of the Effective Date in order to avoid renewal of the Employment Period on such anniversary as described above ("NON-RENEWAL NOTICE"). A Non-Renewal Notice shall be deemed given on the date it is received by Employee. If Employers elect not to renew the Employment Period in accordance with this SECTION 1(a), Employee shall be entitled to continue to receive from Employers his then current Basic Compensation (as defined below), such amount to continue to be paid in accordance with the payroll practices of Employers for a period equal to six (6) months from the expiration of the Employment Period Notwithstanding any other provision of this Agreement, if Employers intend not to renew this Agreement for any reason, but had not previously notified Employee of any inadequate performance of his duties or responsibilities as assigned to him by the Board, then Employers must provide Employee with written notice that Employers intend not to renew this Agreement and such notice shall be provided not less than 180 days in advance of the applicable anniversary of the Effective Date; PROVIDED, HOWEVER, that the failure to provide such notice shall not affect or otherwise prohibit Employers from terminating or not renewing this Agreement as permitted hereunder.

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     (b)  DUTIES. Employee, as President and Chief Executive Officer of
Holdings, shall be subject to the direction and supervision of the Board of Directors of Holdings (the "BOARD") and, as the President and Chief Executive Officer of Holdings, shall have those duties and responsibilities which are assigned to him during the Employment Period by the Board consistent with his position. The parties expressly acknowledge that the Employee shall devote substantially all of his business time and attention to the transaction of Employers' businesses as is reasonably necessary to discharge his supervisory management responsibilities hereunder Employee agrees to perform faithfully the duties assigned to him to the best of his ability.

SECTION 2.     COMPENSATION.

     (a) SALARY. Employers shall pay to Employee during the Employment Period a salary as basic compensation for the services to be rendered by Employee hereunder ("BASIC COMPENSATION"). The initial Basic Compensation shall be $550,000 per annum. Such Basic Compensation shall be reviewed no less frequently than annually by the Board and may be adjusted by the Board in its sole discretion. Such salary shall accrue and be payable in accordance with the payroll practices of Employers' subsidiary or subsidiaries in effect from time to time.

     (b) BONUS. During the Employment Period, Employee shall additionally participate in an annual bonus plan, in accordance with the terms set forth in Employers' Management Incentive Plan, providing for an annual bonus opportunity of one hundred-percent (100%) of Employee's Basic Compensation for each fiscal year ending during the Employment Period as follows: (i) if the Board determines in good faith that Holdings meets or exceeds the Return on Invested Capital Targets (as defined below) in accordance with its annual budget for such fiscal year, Employee shall be eligible to receive a bonus equal to fifty-percent (50%) of his Basic Compensation for such year, and (ii) if the Board determines in good faith that Employee meets certain goals and performance objectives mutually agreed upon by the Board and Employee ("PERFORMANCE OBJECTIVES"), Employee shall be eligible to receive a bonus equal to fifty-percent (50%) of his Basic Compensation for such fiscal year. For purposes of this Agreement, the "RETURN ON INVESTED CAPITAL TARGETS" shall be determined by the Board based upon Holdings' annual budget for such fiscal year as approved by the Board. The Board and Employee shall mutually agree upon Performance Objectives in writing each year no later than thirty (30) days prior to the beginning of each fiscal year.

     (c) BENEFITS. During the Employment Period, Employee shall be entitled to participate in such employee benefit plans, programs and arrangements made available to, and on the same terms as, other similarly situated executives of Employers, including, without limitation, 401(k) plans, excess savings plans, tax qualified profit sharing plans and any other retirement plans, health, group life (with optional additional coverage), short term disability, long term disability (not to exceed sixty-percent (60%) of Employee's Basic Compensation otherwise payable to him for the applicable period), hospitalization and such other benefit programs as may be approved from time to time by Employers for their executives. Nothing herein shall affect Employers' right to amend, modify or terminate any retirement or other benefit plan at any time on a company-wide basis for similarly situated executives.

     (d) STOCK OPTIONS. Holdings shall grant Employee stock options ("OPTIONS") to purchase up to 175,000 shares of the Common Stock of Holdings (the "COMMON STOCK") in accordance with the terms and conditions of Holdings' stock option plan. The exercise price for the Options shall be equal to the closing bid price per share of the Common Stock on the over-the-counter market as of the close of business immediately preceding the date of grant. Subject in each case to Employee's continued Employment until the applicable vesting date, one-half of the Options will become vested and, subject to compliance with applicable securities laws, exercisable in three equal annual installments on each of the first three anniversaries of the date of grant, and the remaining one-half of the Options (the "PERFORMANCE

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OPTIONS") will become vested and, subject to compliance with applicable securities laws, exercisable in three equal annual installments on each of the first three anniversaries of the date of grant each an ("INSTALLMENT DATE") if Holdings achieves its Return on Invested Capital Targets in accordance with its annual budget for the immediately preceding fiscal year. in the event any Performance Options do not vest in any year due to the failure to meet the Return on Invested Capital Targets for such year, such Options shall vest on any subsequent Installment Date if Holdings has cumulatively achieved on such date the Return on Invested Capital Targets for the current year, plus the Return on Invested Capital Targets for the prior years for which such Targets were not achieved (after taking into account any portion of such Targets achieved in such prior years); PROVIDED, however, that if the Performance Options do not vest by the final Installment Date, then such Options shall expire on such date.

     (e) WITHHOLDING TAXES. The compensation and benefits to be provided to Employee pursuant to this Agreement shall all be subject to withholding and deductions for applicable federal, state and local taxes and other items, if any, authorized or required to be withheld.

SECTION 3.     TERMINATION.

     (a) DEATH OR DISABILITY. Employment of Employee under this Agreement shall terminate automatically upon the death or total disability of Employee. For the purpose of this Agreement, "TOTAL DISABILITY" shall be deemed to have occurred if Employee shall have been unable to perform the duties of his Employment due to mental or physical incapacity for a period of (i) 90 consecutive days or (ii) 120 non-consecutive days within any 365 day period.

     (b) CAUSE. The Board may terminate the Employment of Employee under this Agreement for Cause. For the purposes of this Agreement, "CAUSE" shall be deemed to be (i) the conviction of a crime by Employee constituting a felony or other crime involving moral turpitude, (ii) an act of dishonesty or disloyalty by Employee that resulted in or was intended to result in gain to or personal enrichment of Employee at any of the Employers' expense; (iii) the willful engaging by Employee in misconduct which is injurious to any of the Employers;
(iv) Employee's failure to comply with the material terms of this Agreement; (v) failure by Employee to comply fully with any lawful directives of the Board or Employers; (vi) misappropriation by Employee of Employers' funds; (vii) habitual abuse of alcohol, narcotics or other controlled substances by Employee; (viii) gross negligence in the performance of Employee's duties and responsibilities hereunder; (ix) failure to perform or adhere to the Code of Ethics adopted by the Board, as the same may be amended by the Board from time to time, a copy of which has been delivered to Employee as adopted by the Board as of the date hereof; or (x) Employee relocates his primary place of residence more than seventy-five (75) miles from the present location of Holdings' corporate headquarters in St. Louis, Missouri (except if such relocation is expressly requested by Holdings).

     (c) WITHOUT CAUSE. Any of the Employers, acting alone, may terminate the Employment of Employee under this Agreement without Cause.

     (d) CONSTRUCTIVE TERMINATION. Employee may elect to terminate his Employment under this Agreement upon a Constructive Termination Without Cause, as defined below. For purposes of this Agreement, "CONSTRUCTIVE TERMINATION WITHOUT CAUSE" shall mean a termination of the Employee's employment at his initiative following the occurrence, without the Employee's prior written consent, of one or more of the following events:

          (i) any failure by the Employers to comply with any of the provisions of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith

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     and which is remedied by the Employers within 30 days after receipt of written notice thereof given by the Employee;

          (ii) any purported termination by the Employers of the Employee's employment otherwise than as expressly permitted by SECTION 3(b) of this Agreement;

          (iii) any failure by the Employers to comply with and satisfy the provisions of SECTION 6 hereof, or failure by any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Employers to assume expressly and agree to perform this Agreement in the same manner and to the same extent the Employers would be required to perform it if no such succession had taken place, PROVIDED, in either case, that the successor contemplated by SECTION 6 hereof has received, at least 10 days prior to the giving of notice of constructive termination by the Employee, written notice from the Employers or the Employee of the requirements of the provisions of Section 6 or of such failure; or

          (iv) if the Employers require Employee to relocate his principal work site to a principal work site that is more than seventy-five (75) miles from Employee's primary place of residence as of the date of this Agreement.

SECTION 4.     COMPENSATION FOLLOWING TERMINATION.

     (a) DEATH. If the Employment Period is terminated pursuant to the provisions of Section 3(a) above due to the death of Employee, this Agreement shall terminate, and no further compensation shall be payable to Employee's estate, heirs or beneficiaries, as applicable, except that Employee's estate, heirs or beneficiaries, as applicable, shall be entitled to receive (i) Employee's then current Basic Compensation through the end of the month in which Employee's death occurred, (ii) a pro rata portion (based on a fraction the numerator of which is the number of days Employee worked in the year of Employee's death and the denominator of which is 365) of the bonus as set forth in SECTION 2(b) which Employee would have been entitled to receive for the year in which termination occurs if the performance objectives established in Employers' Management Incentive Plan are achieved, and (iii) any unreimbursed expenses pursuant to SECTION 5 below, and, thereafter, Employers shall have no further obligations or liabilities hereunder to Employee's estate or legal representative or otherwise, other than the payment of benefits, if any, pursuant to SECTION 2(c).

     (b) DISABILITY. If the Employment Period is terminated pursuant to the provisions of SECTION 3(a) above due to Employee's total disability as determined thereunder, this Agreement shall terminate, and (i) Employers will continue the payment of Employee's Basic Compensation at the then current rate until the earlier of (A) the benefits under any long-term disability insurance provided by Employers commences or (B) 180 days from the date of such total disability, (ii) Employers shall pay a pro rata portion (based on a fraction the numerator of which is the number of days Employee worked in the year Employee became totally disabled and the denominator of which is 365) of the bonus as set forth in SECTION 2(b) which Employee would have been entitled to receive for the year in which termination occurs if the performance objectives established in Employers' Management Incentive Plan are achieved, and (iii) Employers shall pay any unreimbursed expenses pursuant to SECTION 5 below. Thereafter, Employers shall have no obligation for Basic Compensation or other compensation payments to Employee during thc continuance of such total disability.

     (c) TERMINATION FOR CAUSE OR VOLUNTARY TERMINATION. Tithe Employment Period (i) is not renewed in accordance with the terms and conditions of SECTION 1(a) above or (ii) is terminated for Cause or voluntarily by the Employee for reasons other than those described in SECTION 3(a) OR 3(d) above, no

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further compensation or benefits shall bc paid to Employee after the date of termination, but Employee shall be entitled to receive benefits to which he is or may become entitled pursuant to any benefit plan which by its terms survive termination.

     (d) TERMINATION WITHOUT CAUSE; CONSTRUCTIVE TERMINATION. If the Employment Period is terminated pursuant to SECTION 3(c) OR 3(d) above, Employee shall be entitled (i) to continue to receive from Employers his then current Basic Compensation, such amount to continue to be paid in accordance with the payroll practices of Employers for a period equal to 12 months, (ii) to receive (A) a bonus equal to the average of the bonuses earned pursuant to the terms of
SECTION 2(b) in the two years immediately preceding the year in which Employee is terminated, or (B) if this Agreement is terminated pursuant to SECTION 3(c) OR 3(d) during the second year of this Agreement, a bonus equal to the bonus earned pursuant to SECTION 2(b) in the year immediately preceding the year in which Employee is terminated; PROVIDED, HOWEVER, in either case, that if no bonus was earned in the applicable year(s) immediately preceding the year in which Employee is terminated, then the bonus for such applicable year shall be deemed zero for purposes of computing the bonus under this SECTION 4(d) and, PROVIDED, FURTHER, that if this Agreement is terminated pursuant to SECTION 3(c) OR 3(d) during the first year of this Agreement, then Employee shall not receive a bonus under this SECTION 4(d), (iii) during such 12-month period, to continue to receive the benefits to which he would otherwise be entitled during the Employment Period pursuant to SECTION 2(c) above; PROVIDED that Employee shall continue to make the same contributions toward such coverage as Employee was making on the date of termination, with such adjustments to contributions as are made generally for all Employers' employees, and (iv) during such 12-month period, to a monthly automobile allowance as contemplated by SECTION 5 below; PROVIDED, HOWEVER, that Employee shall no longer be entitled to participate in any of Employers' 401K plans, excess savings plans, tax qualified profit sharing plans or any other retirement plans. If Employee is entitled to receive a bonus pursuant to SECTION 4(d)(ii) above, such bonus, if any, shall be payable in twelve (12) equal monthly installments, to be paid on or before the fifth (5th) day of each month, with the first monthly installment payment beginning in the mouth immediately following the month in which Employee was terminated and continuing thereafter for the next eleven (11) consecutive months. Employee shall have the option to receive the present value of the compensation, bonus and benefits (at a 12% discount) described in the immediately preceding sentence in a lump sum payment, with such option to be exercised by Employee in writing within ten (10) days of termination and Employer shall make such lump sum payment within thirty (30) days of receiving the written notice from Employee. In the event of Employee's death during such 12-month period, such continuation of compensation, bonus, benefits and monthly automobile allowance shall cease upon Employee's death. In the event Employee obtains employment elsewhere during such 12-month period such compensation, bonus, benefits and monthly automobile allowance shall continue for the period described above notwithstanding such reemployment of Employee; PROVIDED, HOWEVER, that Employers' obligations for compensation, bonus, benefits and monthly automobile allowance shall be reduced by the amount Employee receives from his new employer for compensation. bonus, benefits and automobile allowance. The sums received by Employee under this
SECTION 4(d) shall be considered liquidated damages in respect of claims based on any provisions of this Agreement or any claims arising out of Employee's employment with Employers, and the commencement of the payment of such sums by Employers shall not begin until Employee executes and delivers a general release of all claims in form and substance satisfactory to Employers,

     (e)  CHANGE OF CONTROL.

          (i) Anything in this Agreement to the contrary notwithstanding, if a Change of Control (as defined below) occurs and if Employee's Employment with the Employers is (A) terminated for any reason within one (1) year after the date on which the Change of Control occurs, (B) terminated by Employer as a Constructive Termination Without Cause, or (C) terminated as a result of the non-renewal of this Agreement by the Employers on the next

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     applicable anniversary date for renewal of the Agreement (each a "Change of
     Control Termination"), Employee shall be entitled (i) to continue to receive from Employers his then current Basic Compensation, such amount to continue to be paid in accordance with the payroll practices of Employers for a period equal to 24 months, (ii) to receive (A) a bonus equal to the average of the bonuses earned pursuant to the terms of SECTION 2(b) in the two years immediately preceding the year in which the Change of Control Termination occurs, or (13) if the Change of Control Termination occurs during the second year of this Agreement, a bonus equal to the bonus earned pursuant to SECTION 2(b) in the immediately preceding year; PROVIDED, HOWEVER, in either case, that if no bonus was earned in the applicable year(s) immediately preceding the year in which the Change of Control Termination occurs, then the bonus for such applicable year shall be deemed zero for purposes of computing the bonus under this SECTION 4(e) and, PROVIDED, FURTHER, that if the Change of Control Termination occurs during the first year of this Agreement, then Employee shall not receive a bonus under this SECTION 4(e), (iii) during such 24-month period, to continue to receive the benefits to which he would otherwise be entitled during the Employment Period pursuant to SECTION 2(c) above; provided that Employee shall continue to make the same contributions toward such coverage as Employee was making on the date of termination, with such adjustments to contributions as are made generally for all Employers' employees, and (iv) during such 24-month period, to a monthly automobile allowance as contemplated by SECTION 5 below; PROVIDED, HOWEVER, that Employee shall no longer be entitled to participate in any of Employers' 401K plans, excess savings plans, tax qualified profit sharing plans or any other retirement plans. If Employee is entitled to receive a bonus pursuant to SECTION 4(e)(ii) above, the amount of such bonus, if any, shall be doubled and shall be payable in twenty-four (24) equal monthly installments, to be paid on or before the fifth (5th) day of each month, with the first monthly installment payment beginning in the month immediately following the month in which Employee was terminated and continuing thereafter for the next twenty-thee (23) consecutive months. Employee shall have the option to receive the present value of the compensation, bonus and benefits (at a 12% discount) described in the immediately preceding sentence in a lump sum payment, with such option to be exercised by Employee in writing within ten
     (10) days of termination and Employer shall make such lump sum payment within thirty (30) days of receiving the written notice from Employee. In the event of Employee's death during such 24-month period, such continuation of compensation, bonus, benefits and monthly automobile allowance shall cease upon Employee's death. In the event Employee obtains employment elsewhere during such 24-month period such compensation, bonus, benefits and monthly automobile allowance shall continue for the period described above notwithstanding such reemployment of Employee; PROVIDED, HOWEVER, that Employers' obligations for compensation, bonus, benefits and monthly automobile allowance shall be reduced by the amount Employee receives from his new employer for compensation, bonus, benefits and automobile allowance. The sums received by Employee under this SECTION 4(e) shall be considered liquidated damages in respect of claims based on any provisions of this Agreement or any claims arising out of Employee's employment with Employers, and the commencement of the payment of such sums by Employers shall not begin until Employee executes and delivers a general release of all claims in form and substance satisfactory to Employers. The compensation, bonus and benefits received by Employee pursuant to this
     SECTION 4(e) shall be in lieu of any compensation, bonus and benefits due under SECTION 4(c) or SECTION 4(d).

          (ii)  For purposes of this Agreement, "CHANGE OF CONTROL" shall mean
     (A) any sale of all or substantially all of the assets of Holdings or of a majority of the other Employers, (B) any merger, consolidation or reorganization involving Holdings, unless the stockholders of Holdings, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting

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     from such merger, consolidation or reorganization, in substantially the same proportion as their ownership of the voting securities of Holdings immediately before such merger, consolidation or reorganization, or (C) any other transaction (or series of related transactions) resulting in the stockholders of Holdings, immediately before such transaction (or the first of such series of related transactions), owning, directly or indirectly, immediately following such transaction, less than two-thirds (2/3) of the combined voting power of the outstanding voting securities of Holdings.

     (f) PAYMENTS. In no event shall any payment to Employee under this Agreement that constitutes a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of! 9S6, as amended (the "Code"), exceed 299% of Employee's "base amount" of compensation, as defined in Section 280G of the Code. If any such "parachute payment" would exceed 299% of such "base amount," Employers will instead pay Employee 299% of the "base amount" and Employers shall have no further obligation to Employee hereunder.

SECTION 5.      EXPENSE REIMBURSEMENT.

     Upon the submission of properly documented expense account reports, Employers shall reimburse Employee for all reasonable business-related travel and entertainment expenses incurred by Employee in the course of his Employment with Employers, including the ownership and use of a cellular phone. Employers shall provide Employee with a monthly car allowance of $500; PROVIDED, HOWEVER, that there shall be no cap on such monthly car allowance for so long as Holdings continues to lease the BMW automobile that it leases as of the date hereof and provides to Employee for use, and Holdings shall have no obligation to renew such lease or to otherwise exercise any options to prolong Holdings' use of such automobile beyond the current lease term. Unless otherwise expressly provided in this Agreement, Employers' obligations under this SECTION 5 shall terminate upon the termination of the Employment Period, except for any expenses eligible for reimbursement hereunder that are incurred prior to such termination, in which case such expenses shall be reimbursed on a prorated basis through the termination date of the Employment Period.

SECTION 6.      ASSIGNABILITY; BINDING NATURE.

     This Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors, heirs (in the case of Employee) and assigns. No obligations of the Employers under this Agreement may be assigned or transferred by the Employers except that such obligations shall be assigned or transferred (as described below) pursuant to a merger or consolidation of Holdings in which Holdings is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Employers, provided that the assignee or transferee is the surviving entity or successor to all or substantially all of the assets of the Employers and such assignee or transferee assumes the liabilities, obligations and duties of the Employers, as contained in this Agreement, either contractually or as a matter of law. Each Employer may, without the prior written consent of Employee, assign its rights and obligations under this Agreement, in whole or in part, including, without limitation, the rights and obligations set forth in SECTION 7 through SECTION 9, to any one or more of its affiliates or any entity that acquires a substantial part of its assets or a successor by merger, consolidation or other corporate restructuring. As used in this Agreement, the "Employers" arid "Holdings" shall mean the Employers and Holdings as hereinbefore defined, respectively, and any successor to their business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

SECTION 7.      CONFIDENTIAL INFORMATION.

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     (a)  NON-DISCLOSURE. During the Employment Period or at any time thereafter, irrespective of the time, manner or cause of the termination of this Agreement, Employee will not directly or indirectly reveal, divulge, disclose or communicate to any person or entity, other than authorized officers, directors and employees of the Employers, in any manner whatsoever, any Confidential Information (as hereinafter defined) of Employers or any subsidiary of Employers without the prior written consent of the Board.

     (b) DEFINITION. As used herein, "CONFIDENTIAL INFORMATION" means information disclosed to or known by Employee as a direct or indirect consequence of or through the Employment about Employers or any subsidiary of Employers, or their respective businesses, products and practices which information is not generally known in the business in which Employers or any subsidiary of Employers is or may be engaged. However, Confidential Information shall not include under any circumstances any information with respect to the foregoing matters which is (i) directly available to the public from a source other than Employee, (ii) released in writing by Employers to the public or to persons who are not under a similar obligation of confidentiality to Employers and who are not parties to this Agreement, (iii) obtained by Employee from a third party not tinder a similar obligation of confidentiality to Employers,
(iv) required to be disclosed by any court process or any government or agency or department of any government, or (v) the subject of a written waiver executed by either Employers for the benefit of Employee. In the event Employee believes that he is free to disclose or utilize Confidential information under SECTION 7(b), he shall give written notice of the same to Employers at least 30 days prior to the release or use of such Confidential Information and shall specify the claimed exemption and the circumstances giving rise thereto.

     (c) RETURN OF PROPERTY. Upon termination of the Employment, Employee will surrender to Employers all Confidential Information, including, without limitation, all lists, charts, schedules, reports, financial statements, books and records of the Employers or any subsidiary of the Employers, and all copies thereof; and all other property belonging to the Employers or any subsidiary of the Employers, including, without limitation, company credit cards, cell phones, personal data assistants or other electronic devices, provided Employee shall be accorded reasonable access to such Confidential Information subsequent to the Employment Period for any proper purpose as determined in the reasonable judgment of any of the Employers.

SECTION 8.      AGREEMENT NOT TO COMPETE.

     (a) TERMINATION FOR CAUSE. In the event that Employee is terminated for Cause or voluntarily terminates his Employment with Employers other than as a Constructive Termination, Employee hereby agrees that for a period of 18 months following such termination, he shall not, either in his own behalf or as a partner, officer, director, employee, agent or shareholder (other than as the holder of less than 5% of the outstanding capital stock of any corporation with a class of equity security registered under SECTION 12(h) or SECTION 12(g) of the Securities Exchange Act of 1934, as amended) engage in, invest in or render services to any person or entity engaged in the businesses in which Employers or any subsidiary of Employers are then engaged and situated within any country. Nothing contained in this SECTION 8(a) shall be construed as restricting the Employee's right to sell or otherwise dispose of any business or investments owned or operated by Employee as of the date hereof.

     (b) TERMINATION WITHOUT CAUSE OR FOR DISABILITY; CONSTRUCTIVE TERMINATION. In the event that the Employment of Employee is terminated (i) by Employers without Cause, (ii) due to the non-renewal of the Employment Period by Employers, (iii) as a result of the total disability of Employee, (iv) by Employee as a Constructive Termination Without Cause or (v) as a result of a Change of Control Termination, Employee hereby agrees that during the period that the Employers are required to make payment to Employee (regardless of whether Employee accepts such payment, elects to receive a lump sum of such payment, refuses to execute and deliver a general release as required hereunder or if such

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obligation is reduced in any way due to Employee's employment elsewhere)
pursuant to SECTION 4(b), SECTION 4(c), SECTION 4(d) or SECTION 4(e), above, as applicable, neither he nor any affiliate shall, either in his own behalf or as a partner, officer, director, employee, agent or shareholder (other than as the holder of less than 5% of the outstanding capital stock of any1 corporation with a class of equity security registered under SECTION 12(b) or SECTION 12(g) of the Securities Exchange Act of 1934, as amended) engage in, invest in or render services to any person or entity engaged in the businesses in which Employers or any subsidiary of Employers is then engaged and situated within any country. Nothing contained in this SECTION 8(b) shall be construed as restricting the Employee's right to sell or otherwise dispose of any business or investments owned or operated by Employee as of the date hereof.

SECTION 9.      AGREEMENT NOT TO SOLICIT EMPLOYEES.

     Employee agrees that, for a period of two (2) years following the termination or expiration of this Agreement, neither he nor any affiliate shall, on behalf of any business engaged in a business competitive with Employers or any subsidiary of Employers, solicit or induce, or in any manner attempt to solicit or induce any person employed by, or any agent of, any Employers or any subsidiary of Employers to terminate his employment or agency, as the case may be, with any Employers or such subsidiary; provided that such limitations shall not apply if the contact with the employee, agent or consultant is initiated by a third party, not engaged or hired by Employee or any affiliate of Employee, on a "blind basis" such as through a head hunter.

SECTION 10.     INJUNCTIVE RELIEF AND OTHER REMEDIES.

     (a) Employee acknowledges and agrees that the covenants, obligations and agreements of Employee contained in SECTION 7, Section 8, SECTION 9 and this
SECTION 10 relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants, obligations or agreements will cause Employers irreparable injury for which adequate remedies are not available at law. Therefore, Employee agrees that Employers shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Employee from committing any violation of such covenants, obligations or agreements.

     (b) In the event of Employee's violation of the provisions of SECTION 7 after the Employment of Employee is terminated for any reason, SECTION 8 or
SECTION 9, the right of Employee to receive any further payment pursuant to this Agreement shall immediately terminate and the payments made to Employee subsequent to the termination of Employee's Employment pursuant to this Agreement shall be returned to Employers by Employee within thirty (30) days after receipt of written notice from Employers of such violation. The injunctive remedies and other remedies described in this SECTION 10 are cumulative and in addition to any other rights and remedies Employers may have.

SECTION 11.     NO VIOLATION.

     Employee hereby represents and warrants to Employers that the execution, delivery and performance of this Agreement by Employee does not, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under any provision of Any agreement or understanding to which the Employee or, to the best knowledge of Employee, any of Employee's affiliates are a party or by which Employee, or to the best knowledge of Employee, Employee's affiliates may be bound or affected.

SECTION 12.     CAPTIONS.

     The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

SECTION 13.     NOTICES.

     All Notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered, whether or not actually received, two days after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the party to whom notice is being given at the specified address or at such other address as such party may designate by notice:

                Employers:                Thermadyne Holdings Corporation
                                          Attn: Chief Executive Officer
                                          16052 Swingley Ridge Road, Suite 300
                                          St. Louis, MO 63017
                                          Fax:  636-728-3010

                                          and

                                          Thermadyne Holdings Corporation
                                          Attn: General Counsel
                                          16052 Swingley Ridge Road, Suite 300
                                          St. Louis, MO 63017
                                          Fax:  636-728-3011

                Employee:                 c/o Thermadyne Holdings Corporation
                                          16052 Swingley Ridge Road, Suite 300
                                          St. Louis, MO 63017

SECTION 14.     INVALID PROVISIONS.

     If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance for this Agreement. In lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

SECTION 15.     AMENDMENTS.

     This Agreement may be amended in whole or in part only by an instrument in writing setting forth the particulars of such amendment and duly executed by an officer of Employers and by Employee.

SECTION 16.     WAIVER.

     No delay or omission by any party hereto to exercise any right or power hereunder shall impair such right or power to be construed as a waiver thereof. A waiver by any of the parties hereto of any of the covenants to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained. Except as otherwise expressly set forth herein, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise.

SECTION 17.     COUNTERPARTS; REPRODUCTION.

     This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same Agreement, and any copy, facsimile or other reliable reproduction of this Agreement maybe substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction be a complete reproduction of the entire original writing.

SECTION 18.     GOVERNING LAW.

     This Agreement shall be construed and enforced according to the laws of the State of Missouri.

SECTION 19.     RESOLUTION OF DISPUTES; ARBITRATION.

     Any dispute arising out of or relating to this Agreement or Employee's employment with Employers or the termination thereof shall be resolved first by negotiation between the parties. If such negotiations leave the matter unresolved after 60 days, then such dispute or claim shall be resolved by binding confidential arbitration, to be held in St. Louis, Missouri, in accordance with the rules of the American Arbitration Association. The arbitrator in any arbitration provided for herein will be mutually selected by the parties or in the event the parties cannot mutually agree, then appointed by the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall be responsible for their own costs and expenses under this SECTION 19.

SECTION 20.     PAYMENT UPON DEATH OF EMPLOYEE.

     In the event of the death of Employee during the term hereof, any unpaid payments due either prior to Employee's death or after Employee's death shall be payable as designated by Employee prior to his death in writing to Employers. In the event of the death of all such persons so designated by Employee, either prior to the death of the Employee or during any time when payments are due as provided herein, or in the event Employee fails to so designate prior to his death, or withdraws all such designations, said payments thereafter shall be made to Employee's estate.

SECTION 21.     JOINTLY AND SEVERALLY LIABLE.

     Each of the Employers that have signed below is a party to this Agreement and is jointly and severally liable for the obligations of Employers set forth in this Agreement.

SECTION 22.     PRIOR AGREEMENTS.

     This Agreement supersedes any and all other employment or similar agreements between Employee and Employers, including, without limitation, that certain letter agreement, dated October 16, 2003, from Holdings to Employee (the "LETTER"); PROVIDED, HOWEVER, that the options granted to Employee to purchase 25,000 shares of Common Stock as set forth in the Letter shall survive this Agreement in accordance with the terms of the Letter.

SECTION 23.     EMPLOYEE ACKNOWLEDGEMENTS.

     Employee acknowledges and agrees that (a) he has read this Agreement; (b) he is fully competent to execute this Agreement which he understands to be contractual; (c) he executes this Agreement of his own free will, after having a reasonable period of time to review, study, and deliberate regarding its meaning and effect and to consult with counsel regarding same; and (d) without reliance on any representation of any kind or character not expressly set forth herein.

                               * * * * * * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Employment Agreement as of the date first above written.

                                       EMPLOYEE:

                                       /s/ Paul D. Melnuk
                                       -------------------------------------
                                       Name:    Paul D. Melnuk

                                       EMPLOYERS:

                                       THERMADYNE HOLDINGS CORPORATION


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE INDUSTRIES, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       VICTOR EQUIPMENT COMPANY


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE INTERNATIONAL CORP.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       TWECO PRODUCTS, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMAL DYNAMICS CORP.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       STOODY COMPANY


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMAL ARC, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       C&G SYSTEMS HOLDINGS, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       C&G SYSTEMS, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE ITALIA, SRL.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE AUSTRALIA PTY LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE ASIA/PACIFIC PTE LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE JAPAN, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE SOUTH AMERICA HOLDINGS, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE SOUTH AFRICA (PTY) LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       MAXWELD & BRAZE (PTY) LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       GENSET S.P.A.


                                       By:
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       TECMO SRL


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       OCIM SRL


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       DUXTECH PTY. LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       CIGWELD GROUP PTY LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE BRAZIL HOLDINGS, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE VICTOR LTDA.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE CHILE HOLDINGS, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       SOLTEC SA


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE DO BRASIL LTDA.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE INDUSTRIES, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE CYLINDER CO.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       MECO HOLDING COMPANY


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       PROTIP CORPORATION


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE WELDING PRODUCTS CANADA, LTD.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE DE MEXICO S.A. DE C.V.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       TWECO DE MEXICO S.A. DE C.V.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       VICTOR EQUIPMENT DE MEXICO S.A. DE C.V.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       PHILIPPINE WELDING EQUIPMENT, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       CIGWELD PHILIPPINES, INC.


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       THERMADYNE ASIA SDN BHD


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       PT CIGWELD INDONESIA


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel

                                       CIGWELD MALAYSIA SDN


                                       By:      /s/ Patricia S. Williams
                                                -----------------------------
                                                Patricia S. Williams
                                       Title:   Vice President & General Counsel